UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 26, 2013
Date of Report (Date of earliest event reported)

CRAILAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-50367	98-0359306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305-4420 Chatterton Way Victoria, British Columbia	V8X 5J2
(Address of principal executive offices)	(Zip Code)

(250) 658-8582
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 - FINANCIAL INFORMATION

Item 2.03       Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02       Unregistered Sale of Equity Securities.

On July 26, 2013, we issued an aggregate of CAD$3,535,000 in convertible secured debentures (each a "Debenture" and collectively, the "Debentures") having a term until July 26, 2016 or on such earlier date as the principal amount of the Debentures may become due in accordance with the provisions of the Debenture Indenture (the "Indenture") (any such date being the "Maturity Date") and having an interest rate of 10% per annum which shall accrue and be payable semi-annually on March 31 and September 30 in each year commencing on September 30, 2013 with the last interest payment to fall due on the Maturity Date. The Debentures are governed and issued pursuant to the Indenture entered into between us and Computershare Trust Company of Canada (the "Trustee"). The Debentures are issuable only in denominations of CAD$1,000 and integral multiples thereof. The principal amount of the Debentures is convertible, at the option of the holder thereof, into shares of our common stock (each a "Share") at any time prior to the close of business on the Maturity Date and the close of business on the last business day immediately preceding the date specified by us for redemption of the Debentures. The conversion price (the "Conversion Price"), subject to adjustment in certain circumstances, will be CAD$2.00 per Share, being a conversion rate of 500 Shares for each CAD$1,000 principal amount of Debentures, all subject to the terms and conditions and in the manner set forth in the Indenture. No fractional Shares will be issued on any conversion but in lieu thereof, we will pay cash equal to the market price of such fractional interest determined in accordance with the Indenture.

The Debentures will not be redeemable by us before July 26, 2015. On or after July 26, 2015 and at any time prior to the Maturity Date, we may, at our option, subject to providing not more than 60 and not less than 30 days' prior notice, redeem the Debentures, in whole or in part, at par plus accrued and unpaid interest. However, in the event we complete an aggregate of CAD$20,000,000 or more in any equity financing(s) between July 26, 2013 and the Maturity Date, we shall, subject to providing not less than 60 days prior notice to each holder of Debentures, redeem the Debentures in whole at par plus accrued and unpaid interest.

The Debentures will be a direct obligation of us. Crailar Inc., a wholly-owned U.S. subsidiary of us ("Crailar US"), will provide a limited guarantee of our obligations under the Debentures and a security interest over certain assets of Crailar US having an initial acquisition cost of approximately $5.0 million (the "Secured Assets"). The security granted in respect of the Debentures will rank in priority to any other security granted with respect to the Secured Assets. The Debentures will otherwise rank subordinate in right of payment of principal and interest to all our present and future senior obligations and rank equally to all our present and future unsecured indebtedness.

In addition, we issued 800 transferable common share purchase warrants (each, a "Warrant") for each CAD$1,000 of principal amount tendered to us by the investors, resulting in an aggregate of 2,828,000 Warrants, with each Warrant entitling the holder thereof to purchase one additional Share (each, a "Warrant Share") at an exercise price of $1.25 per Warrant Share until July 26, 2016.

In connection with this private placement of Debentures and Warrants, we paid or will pay finder's fees of CAD$142,100 in cash and 113,680 finder's warrants (each, a "Finder's Warrant") to an entity in Ontario, Canada and CAD$98,350 in cash and 78,680 Finder's Warrants to an entity in British Columbia, Canada. The Finder's Warrants have the same attributes as the Warrants.

The proceeds from the private placement of Debentures will be used to fund our capital program and for general corporate purposes.

The Debenture, Warrants and Finder's Warrants, and the shares issuable pursuant to the Debentures, Warrants and Finder's Warrants, have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or under the securities laws of any state of the United States and are "restricted securities" as defined under Rule 144(a)(3) of the U.S. Securities Act and contain the appropriate restrictive legends as required under the U.S. Securities Act, Canadian Securities Administrators National Instrument 45-102 and as required by the TSX Venture Exchange. The Debentures, Warrants, Finder's Warrants, and the shares issuable pursuant to the Debentures, Warrants and Finder's Warrants may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

We relied on exemptions from registration under the U.S. Securities Act provided by Regulation S for all investors, based on representations and warranties provided by the investors in the Debentures and in their respective subscription agreements entered into between us and each investor.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, which is filed as Exhibit 4.1 hereto, and is incorporated by reference herein. The Indenture includes a form of the Debenture.

A copy of the form of subscription agreement for the Debentures (the "Subscription Agreement") entered into by each investor is filed as Exhibit 4.2 hereto.

A copy of the form of Warrant issued to the investors is filed as Exhibit 4.3 hereto.

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events

On July 26, 2013, and again on July 30, 2013, we issued news releases announcing the closing of the private placement of convertible debentures as described in Item 3.02 above.

A copy of the July 26, 2013 press release is attached as Exhibit 99.1 hereto and a copy of the July 30, 2013 press release is attached as Exhibit 99.2 hereto.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits

(a)       Financial Statements of Business Acquired

Not applicable.

(b)       Pro forma Financial Information

Not applicable.

(c)       Shell Company Transaction

Not applicable.

(d)       Exhibits
Exhibit	Description
4.1	Convertible Debenture Indenture among Crailar Technologies Inc. and Computershare Trust Company of Canada, dated July 26, 2013
4.2	Form of Subscription Agreement for Secured Convertible Debentures
4.3	Form of Warrant
99.1	Press Release dated July 26, 2013
99.2	Press Release dated July 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAILAR TECHNOLOGIES INC.
Date: July 31, 2013	/s/ Theodore Sanders Name: Theodore Sanders Title: Chief Financial Officer

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